Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Donald L. Kovach and Candace A. Leatham hereby jointly certify as follows:

They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Sussex Bancorp (the "Company");

To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    By: /s/ Donald L. Kovach
                                                        --------------------
                                                    DONALD L. KOVACH
                                                    President and
                                                    Chief Executive Officer

                                                    Date:


                                                    By: /s/ Candace A. Leatham
                                                        ----------------------
                                                    CANDACE A. LEATHAM
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                                    Date:

(A signed original of this written statement required by Section 906 has been provided to Sussex Bancorp and will be retained by Sussex Bancorp and furnished to the Securities Exchange Commission or its staff upon request.)


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